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                                                                   EXHIBIT 23(b)

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in the Joint Proxy Statement-Prospectus constituting part of the Registration Statement on Form S-4 of Fleet Financial Group, Inc. of our report dated February 20, 1995 appearing on page 83 of Shawmut National Corporation's Annual Report on Form 10-K for the year ended December 31, 1994. We also consent to the reference to us under the heading "Experts" in such Prospectus.

/S/ PRICE WATERHOUSE LLP
Hartford, Connecticut
April 28, 1995